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                                                                   EXHIBIT 10.67

                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                        1999 EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE I
                                  INTRODUCTION

         1.01 Purpose. The Countrywide Credit Industries, Inc. 1999 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby Eligible Employees (as defined below) of Countrywide Credit Industries, Inc. (the "Company") and its Participating Subsidiary Corporations (as defined below) will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock (as defined below).

         1.02 Rules of Interpretation. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II
                                   DEFINITIONS

         2.01     "Board" means the Board of Directors of the Company.

         2.02 "Code" shall have the meaning set forth in Section 1.02 hereof.

         2.03 "Change in Capitalization" means any increase or reduction in the number of shares of Common Stock, or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, or other similar event.

         2.04 "Change in Control" means the occurrence of any one of the following events:

                  (a) An acquisition (other than directly from the Company) of any common stock or other "Voting Securities" (as hereinafter defined) of the Company by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which

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                           such Person has "Beneficial Ownership" (within the
                           meaning of Rule 13d-3 promulgated under the Exchange
                           Act) of twenty five percent (25%) or more of the then outstanding shares of the Company's common stock or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. For purposes of the Plan, (i) "Voting Securities" shall mean the Company's outstanding voting securities entitled to vote generally in the election of directors and (ii) a "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (B) the Company or any of its Subsidiaries, or (C) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                  (b) The individuals who as of March 27, 1996 were members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

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                  (c)      The consummation of:

                           (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                                    (A)      the stockholders of the Company,
                                             immediately before such merger,
                                             consolidation or reorganization,
                                             own directly or indirectly
                                             immediately following such merger,
                                             consolidation or reorganization, at
                                             least seventy percent (70%) of the
                                             combined voting power of the
                                             outstanding voting securities of
                                             the corporation resulting from such
                                             merger, consolidation or
                                             reorganization (the "Surviving
                                             Corporation") in substantially the
                                             same proportion as their ownership
                                             of the Voting Securities
                                             immediately before such merger,
                                             consolidation or reorganization;

                                    (B)      the individuals who were members of
                                             the Incumbent Board immediately
                                             prior to the execution of the
                                             agreement providing for such
                                             merger, consolidation or
                                             reorganization constitute at least
                                             two-thirds of the members of the
                                             board of directors of the Surviving
                                             Corporation, or in the event that,
                                             immediately following the
                                             consummation of such transaction, a
                                             corporation beneficially owns,
                                             directly or indirectly, a majority
                                             of the voting securities of the
                                             Surviving Corporation, the board of
                                             directors of such corporation; and

                                    (C)      no Person other than (w) the
                                             Company, (x) any Subsidiary, (y)
                                             any employee benefit plan (or any
                                             trust forming a part thereof)
                                             maintained by the Company, the
                                             Surviving Corporation, or any
                                             Subsidiary, or (z) any Person who,
                                             immediately prior

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                                             to such merger, consolidation or
                                             reorganization had Beneficial
                                             Ownership of twenty five percent
                                             (25%) or more of the then
                                             outstanding Voting Securities or
                                             common stock of the Company, has
                                             Beneficial Ownership of twenty five
                                             percent (25%) or more of the
                                             combined voting power of the
                                             Surviving Corporation's then
                                             outstanding Voting Securities or
                                             its common stock;

                           (ii) A complete liquidation or dissolution of the Company; or

                           (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of common stock or Voting Securities by the Company which, by reducing the number of shares of common stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of common stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional common stock or Voting Securities which increases the percentage of the then outstanding common stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         2.05 "Company" shall have the meaning set forth in Section 1.01 hereof.

         2.06 "Compensation" shall mean the gross cash compensation (including wage, salary and overtime earnings, production bonus payments, commissions and compensation paid in a form other than cash) paid by the Company or any Participating Subsidiary Corporation to an Eligible Employee in accordance with the terms of employment, but excluding all discretionary bonus payments and reimbursements for out-of-pocket expenses.

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         2.07     "Committee" shall have the meaning set forth in Section 11.01 hereof.

         2.08 "Common Stock" shall mean the common stock, par value $.05 per share, of the Company.

         2.09 "Eligible Employee" means any Employee of the Company or a Participating Subsidiary Corporation; provided, however, that with respect to any Offering, the Committee may, in its sole discretion, determine that any Employee or group of Employees that may be excluded from participation in the Plan pursuant to the provisions of Section 423 of the Code and the regulations promulgated and proposed thereunder shall be deemed not to be Eligible Employees for purposes of that Offering.

         2.10 "Employee" means any individual who is a common law employee of the Company or a Participating Subsidiary Corporation.

         2.11 "Fair Market Value" on any date means the average of the high and low sales prices of the shares of Common Stock on such date on the principal national securities exchange or other stock market on which such shares are listed or admitted to trading, or if no such sales shall have occurred on such date, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on the Nasdaq Stock Market or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 423 of the Code.

         2.12 "Offering Commencement Date" shall have the meaning set forth in Section 4.02 hereof.

         2.13     "Offering Price" shall have the meaning set forth in Section
6.02 hereof.

         2.14 "Offering Termination Date" shall have the meaning set forth in Section 4.02 hereof.

         2.15 "Offerings" shall have the meaning set forth in Section 4.02 hereof.

         2.16 "Participant" means any Eligible Employee who elects to participate in the Plan in accordance with the provisions of Section 3.03 hereof.

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         2.17     "Participating Subsidiary Corporation" shall mean each
corporation which is a "subsidiary corporation" (as that term is defined in Section 424 of the Code) of the Company, unless the Board or the Committee shall, in its discretion, determine otherwise.

         2.18 "Plan" shall have the meaning set forth in Section 1.01 hereof.

         2.19 "Plan Representative" shall mean the person designated from time to time by the Committee to receive certain notices and take certain other administrative actions relating to participation in the Plan.

         2.20 "Securities Act" shall have the meaning set forth in Section 12.07(f) hereof.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

         3.01 Initial Eligibility. Each Employee who is an Eligible Employee as of an Offering Commencement Date shall be eligible to participate in the Offering commencing on such Offering Commencement Date. Persons who are not Eligible Employees shall not be eligible to participate in the Plan with respect to that Offering.

         3.02 Restrictions on Participation. Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option to purchase shares of Common Stock under the Plan:

                  (a) if, immediately after the grant, such Eligible Employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 423(b)(3) and Section 424(d) of the Code shall apply in determining stock ownership of any Eligible Employee); or

                  (b) which permits such Eligible Employee's rights to purchase stock under all employee stock purchase plans of the Company and all Participating Subsidiary Corporations to accrue at a rate which exceeds $25,000 of Fair Market Value of the Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

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         3.03     Commencement of Participation. An Eligible Employee may become a Participant by completing an authorization for payroll deductions on the form provided by the Company and filing the completed form with the Plan Representative on or before the filing date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the next following Offering. Payroll deductions for a Participant shall commence on the next following Offering Commencement Date after the Employee's authorization for payroll deductions becomes effective and shall continue until termination of the Plan or the participant's earlier termination of participation in the Plan. Each Eligible Employee shall be deemed to continue participation in the Plan until the earlier of: (a) the termination of the Plan and (b) such Eligible Employee's termination of participation in the Plan pursuant to Article VIII hereof.

                                   ARTICLE IV
                    STOCK SUBJECT TO THE PLAN AND OFFERINGS

         4.01 Stock Subject to the Plan. Subject to the provisions of Sections 12.03 and 12.04 hereof, the Board shall reserve initially for issuance under the Plan an aggregate of five hundred thousand (500,000) shares of Common Stock, which shares shall be authorized but unissued.

         4.02 Offerings. The Plan will be implemented by offerings ("Offerings") of the Common Stock during periods of no less than three months and no more than one year, as determined from time to time by the Committee. Notwithstanding the foregoing, in the event of a Change in Control, the last day of the Offering in which the Change in Control would otherwise occur shall be accelerated to the last payday immediately preceding the Change in Control. The first day of an Offering shall be deemed the "Offering Commencement Date" and the last day the "Offering Termination Date" for such Offering. The Offering Commencement Date and the Offering Termination Date shall in all cases occur on a business day.

                                   ARTICLE V
                               PAYROLL DEDUCTIONS

         5.01 Amount of Deduction. The form described in Section 3.03 will permit a Participant to elect payroll deductions in an amount not exceeding ten percent (10%), or such other percent or fixed dollar amount which the Board or Committee may from time to time otherwise determine, of such Participant's Compensation for each pay period

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ending during an Offering. Notwithstanding the foregoing, a Participant's payroll deductions may be reduced by the Board or the Committee, in its discretion, at any time during an Offering which is scheduled to end during the then current calendar year to the extent necessary in order to comply with the provisions of Section 423(b)(8) of the Code and Section 3.02(b) hereof.

         5.02 Participant's Account. All payroll deductions made for a Participant shall be credited to an account established for such Participant under the Plan. A Participant may not make any separate cash payment into such account.

         5.03 Changes in Payroll Deductions. A Participant may reduce or increase future payroll deductions (within the limits described in Section 5.01 hereof) by filing with the Plan Representative a form provided by the Company for such purpose. The effective date of any increase or reduction in future payroll deductions will be the first day of the next Offering following the Company's receipt of the change form, if the Company shall have timely received such change form prior to the Offering Commencement Date of such Offering or as of such earlier date as the Committee may in its discretion determine or as shall be applicable in connection with the cessation of the Participant's participation in the Plan pursuant to Section 8.01 hereof.

                                   ARTICLE VI
                               GRANTING OF OPTION

         6.01 Number of Option Shares. On the Offering Commencement Date (for each Offering), each Participant shall be deemed to have been granted an option to purchase a maximum number of shares of Common Stock the Fair Market Value of which is equal to (i) that percentage of the Participant's Compensation which the Participant has elected to have withheld (but not in any case in excess of ten percent (10%), or such other percent or fixed dollar amount which the Board or Committee may from time to time otherwise determine pursuant to
Section 5.01 hereof) multiplied by (ii) the Participant's Compensation paid during the Offering then divided by (iii) the applicable Offering Price determined as provided in Section 6.02 hereof. Notwithstanding the foregoing, the maximum number of shares of Common Stock that a Participant may purchase pursuant to an Offering is three thousand (3,000).

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         6.02     Option Price. The per share option price of shares of Common
Stock purchased with payroll deductions made during any Offering (the "Offering Price") by a Participant shall be not less than the lower of:

                  (a) 85% of the Fair Market Value of the stock on the Offering Commencement Date for such Offering; or

                  (b) 85% of the Fair Market Value of the stock on the Offering Termination Date of such Offering.

                                   ARTICLE VII
                       EXERCISE AND OTHER TERMS OF OPTIONS

         7.01 Automatic Exercise. Subject to Section 6.01 hereof, each Participant's option for the purchase of shares of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the applicable Offering Termination Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the Participant's account at that time will purchase at the applicable Offering Price.

         7.02 Withdrawal of Account. No Participant in the Plan shall be entitled to withdraw any amount from the accumulated payroll deductions in his or her account; provided, however, that a Participant's accumulated payroll deductions shall be refunded to the Participant as and to the extent specified in Section 8.01 hereof upon termination of such Participant's participation in the Plan.

         7.03 Fractional Shares. Fractional shares of Common Stock will not be issued under the Plan. Any accumulated payroll deductions which would have been used to purchase fractional shares, unless refunded pursuant to Section
7.02 hereof, will be held for the purchase of Common Stock in the next following Offering, without interest.

         7.04 Non-Transferability of Options. Neither payroll deductions credited to any Participant's account nor any option or rights with regard to the exercise of an option or the receipt of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may, in its discretion, treat

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such act as an election to withdraw from participation in the Plan in accordance with Section 8.01 hereof. During a Participant's lifetime, options held by such Participant shall be exercisable only by such Participant.

         7.05 Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each Participant in such Offering, as appropriate, the shares of Common Stock purchased therein upon exercise of such Participant's option. The Company may deliver such shares in certificated or book entry form, at the Company's sole election. The Company may require a Participant to dispose of the shares of Common Stock acquired pursuant to the Plan through one or more brokers designated by the Company.

         7.06 Stock Transfer Restrictions. The Plan is intended to satisfy the requirements of Section 423 of the Code. Shares of Common Stock acquired upon exercise of options granted under the Plan may contain such restrictions, terms and conditions as the Board or Committee may, in its discretion, determine and the Board or Committee may, in its discretion, require that an appropriate legend be placed on the certificates evidencing such shares of Common Stock.

                                  ARTICLE VIII
                                   WITHDRAWAL

         8.01 In General. A Participant may stop participating in the Plan at any time by giving written notice to the Plan Representative. Upon processing of any such written notice, no further payroll deductions will be made from the Participant's Compensation during such Offering or thereafter, unless and until such Participant elects to resume participation. Such Participant's payroll deductions accumulated prior to processing of such notice to stop participation, if any, shall be refunded (without interest) to such Participant as soon as reasonably practicable. A Participant may elect to resume participation in the Plan by providing written notice to the Plan Representative pursuant to Section
3.03 hereof.

         8.02 Effect on Subsequent Participation. A Participant's withdrawal from any Offering will not have any effect upon such Participant's eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company and for which such Participant is otherwise eligible.

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         8.03     Termination of Eligible Employee Status. Upon a Participant's
ceasing to be an Eligible Employee for any reason, including as a result of a termination of the Participant's employment with the Company or any Participating Subsidiary Corporation (as the case may be) for any reason (including retirement or death), the Participant's payroll deductions accumulated prior to such termination, if any, shall be refunded (without interest) to him or her, or, in the case of his or her death, to the person or persons entitled thereto under Section 12.01 hereof, and his or her participation in the Plan shall be deemed to be terminated.

                                   ARTICLE IX
                                    INTEREST

         9.01 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of or distributed to any Participant.

                                    ARTICLE X
                                      STOCK

         10.01 Participant's Interest in Option Stock. No Participant will have any interest in shares of Common Stock covered by any option held by such Participant unless and until (a) such option has been exercised as provided in
Section 7.01 hereof, (b) the Company shall have issued and delivered the shares of Common Stock to the Participant and (c) the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

         10.02 Registration of Stock. Shares of Common Stock purchased by a Participant under the Plan will be recorded in the books and records of the Company in the name of the Participant.

                                   ARTICLE XI
                                 ADMINISTRATION

         11.01 Committee. The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). A majority of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be

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the acts of the Committee. The interpretation and construction by the Committee of any provision of the Plan or any option granted hereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect hereto or any option granted hereunder.

         11.02 Authority of Committee. The Committee may establish any policies or procedures that in its discretion are relevant to the operation and administration of the Plan and may adopt rules for the administration of the Plan. The Committee may also engage the services of a professional plan administrator on such terms and conditions as the Committee deems appropriate for the purposes of establishing custodial accounts and holding shares of Common Stock acquired by Participants upon the exercise of options granted under the Plan and otherwise operating the Plan.

                                   ARTICLE XII
                                  MISCELLANEOUS

         12.01 Designation of Beneficiary. A Participant may file with the Plan Representative a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash under the Plan upon the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Plan Representative. Upon the death of a Participant and receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by the Participant under the Plan, and subject to Article VIII hereof concerning withdrawal from the Plan, the Company shall deliver such shares of Common Stock and/or cash to such beneficiary. In the event of the death of a Participant lacking a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents of the Participant, in each case without any further liability of the Company whatsoever under or relating to the Plan. No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the shares of Common Stock and/or cash credited to the Participant under the Plan.

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         12.02    Use of Funds. All payroll deductions received or held by the
Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

         12.03 Adjustment Upon Changes in Capitalization. In the event of a Change in Capitalization, the maximum number and class of shares of Common Stock or other stock or securities reserved for issuance under the Plan in the aggregate and that a Participant may purchase pursuant to an Offering, the class of shares of Common Stock or other stock or securities which the accumulated payroll deductions in a Participant's account will purchase, and the Offering Price therefor, shall be appropriately and equitably adjusted by the Committee.

         12.04 Amendment and Termination. The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, alter (i) the aggregate number of shares of Common Stock which may be issued under the Plan (except pursuant to Section 12.03 hereof), or (ii) the class of employees eligible to receive options under the Plan; and provided, further, however, that no termination, modification, or amendment of the Plan may, without the consent of a Participant then having an option under the Plan to purchase shares of Common Stock, adversely affect the rights of such Participant under such option, except that the foregoing shall not prohibit the Company from terminating the Plan at any time (including during an Offering) and applying the amounts theretofore withheld from Participants to the purchase of shares of Common Stock as if the termination date of the Plan were an Offering Termination Date. Any cash balance remaining after the purchase of shares of Common Stock in such Offering shall be refunded (without interest) to such Participant as soon as reasonably practicable.

         12.05 Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         12.06 Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

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                  (a)      give any person any right to be granted an option
except as specifically provided in the Plan;

                  (b) give any person any rights whatsoever with respect to shares of Common Stock except as specifically provided in the Plan;

                  (c) limit in any way the right of the Company to terminate the employment of any person at any time; or

                  (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         12.07    Regulations and Other Approvals; Governing Law.

                  (a) The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

                  (b) The obligation of the Company to sell or deliver s hares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  (c) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                  (d) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.

                  (e) Each option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of shares of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an option or the issuance of shares of Common Stock, no options shall be granted or payment made or shares of Common Stock issued, in whole or in part,

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unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

                  (f) Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of shares of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving shares of Common Stock pursuant to the Plan, as a condition precedent to receipt of such shares upon exercise of an Option, to represent and warrant to the Company in writing that the shares of Common Stock acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

                  (g) If a Participant makes a disposition, within the meaning of Section 423(a) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to such Participant pursuant to the exercise of an option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share or shares of Common Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

         12.08 Effective Date. The Plan shall become effective as of October 1, 1999, subject to approval by the holders of a majority of the shares of Common Stock present and represented at any special or annual meeting of the shareholders of the Company duly held within twelve (12) months after adoption of the Plan. If the Plan is not so approved, the Plan shall not become effective.

         12.09 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

244262

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